Non-operating income	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Non-operating income	Non-operating income (expense)

		Year Ended December 31,
(in KUSD)	Note	2021	2020	2019

Convertible loans, derivatives, change in fair value income (expense)	24	34,893	(45,411)	—
Convertible loans, derivatives, transaction costs	24	(148)	(1,571)	—
Share of results with joint venture	19	(6,672)	24,368	—
Exchange differences		50	(576)	(255)
R&D tax credit		366	584	1,655
Non-operating income (expense)		28,489	(22,606)	1,400
Convertible loans, derivatives, change in fair value income (expense)
Changes in derivative fair values are explained in note 24, “Convertible loans”. Pursuant to the Facility Agreement with Deerfield, the Company drew down the first tranche of the convertible loans amounting to USD 65 million on May 19, 2020. Additionally, in connection with the FDA approval of ZYNLONTA, the Company drew down the second tranche of convertible loans amounting to USD 50 million.
As explained in note 24, “Convertible loans”, transaction costs incurred on the issuance of the first and second tranches have been allocated pro rata to the embedded conversion option derivative and to the convertible loan. The costs allocated to the loans have been deducted from the initial book value of the loans and will therefore be recognized over the life of the loans as part of the effective interest costs. The costs allocated to the embedded derivative feature of the first and second tranches have been recognized directly in the consolidated statement of operation.
Share of results with joint venture
In connection with the formation of Overland ADCT BioPharma in December 2020, the Company recognized a gain of USD 24.5 million associated with its contribution of intellectual property. In addition, the Company recorded its proportionate share of Overland ADCT BioPharma’s net loss of USD 6.7 million and KUSD 132 for the years ended December 31, 2021 and 2020, respectively. See note 19, “Interest in joint venture”.
Exchange differences
Also included in Other income (expense) are favorable or unfavorable Exchange differences. The Company’s is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to British pounds, Euros and Swiss francs. Exchange differences represent income or (loss) based on changes in foreign currencies. Favorable or unfavorable changes in foreign currencies resulted in a gain of KUSD 50, and losses of KUSD 576 and KUSD 255 for the years ended December 31, 2021, 2020 and 2019, respectively.
R&D tax credit
The Company recognizes as Other income (expense) amounts received and receivable by its subsidiary, ADCT UK, under the United Kingdom’s R&D Expenditure Credit scheme (“UK R&D Credit Scheme”). During 2021, 2020 and 2019, the Group recognized income of KUSD 366, KUSD 584 and KUSD 1,655, respectively. During 2019, the Company recognized amounts received and receivable by ADCT UK for the first time under the UK R&D Expenditure Credit Scheme. The grants represent 12% of eligible expenditure. Because of the strictness of the eligibility criteria for these credits, the Company did not recognize any income under this scheme until it had positive confirmation that initial claims had been approved for payment, which occurred in 2019.

The claims are payable through the tax system, as a refund of corporation tax or of other taxes, including income tax and social security payments deducted at source from qualifying (research) employees’ payroll and VAT. The relevant amounts have been therefore presented net in the balance sheet. As the credit is independent of ADCT UK’s taxable profit, is clearly designed to incentivize companies to invest in R&D activities and is itself taxable income, the Group has recognized the income as government grants within Other income (expense) and not as a credit to income tax expense.